SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2016

PROVIDENT BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-37504	45-3231576
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 Market Street, Amesbury, Massachusetts	01913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 834-8555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On November 17, 2016, Provident Bancorp, Inc. (the “Company”) granted a total of 384,268 stock options and 153,726 restricted stock awards under the Provident Bancorp, Inc. 2016 Equity Incentive Plan (the “Plan”) to officers, employees and directors of the Company and The Provident Bank. Each award granted under the Plan is evidenced by an award agreement signed by the grantee. Attached hereto as Exhibits 10.1 through 10.3, respectively, are forms of Incentive Stock Option Award Agreement, Non-Statutory Stock Option Award Agreement, and Restricted Stock Award Agreement (collectively, the “Agreements”).

The Incentive Stock Option Award Agreement and the Non-Statutory Stock Option Award Agreement provide the terms of individual option grants, including the number of options granted, the exercise price per share, the date of grant, the vesting schedule, restrictions on transfer, the effect of termination under certain conditions, and the term and expiration date of the options.

The Restricted Stock Award Agreement provides the terms of individual restricted stock awards, including the number of shares awarded, the vesting schedule, restrictions on transfer, grantee rights prior to vesting of awards, and the effect of termination under certain conditions.

The foregoing description of the material terms of the Agreements does not purport to be complete and is qualified in its entirety by reference to Exhibits 10.1 to 10.3, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are attached as part of this report:

Exhibit No.	Description

10.1	Form of Incentive Stock Option Award Agreement (Incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-8 (File No. 333-214702), filed with the Securities and Exchange Commission on November 18, 2016)

10.2	Form of Non-Statutory Incentive Stock Option Award Agreement (Incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-8 (File No. 333-214702), filed with the Securities and Exchange Commission on November 18, 2016)

10.3	Form of Restricted Stock Award Agreement (Incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-8 (File No. 333-214702), filed with the Securities and Exchange Commission on November 18, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT BANCORP, INC.

DATE: November 29, 2016	By:	/s/ David P. Mansfield
David P. Mansfield
President and Chief Executive Officer